UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2008

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cleveland-Cliffs Inc ("Company") published two news releases on September 9, 2008 reporting the declaration by the Board of Directors of the Company of the Common Stock and Preferred Stock dividends. The news releases captioned, "Cleveland-Cliffs Declares Regular Cash Dividend on Common Stock", and "Cleveland-Cliffs Declares Dividends on Preferred Stock" are contained in Item 9.01 as Exhibits 99(a) and 99(b), respectively, on Form 8-K and are incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99(a) Cleveland-Cliffs Inc ("Company") published a news release on September 9, 2008 captioned, "Cleveland-Cliffs Declares Regular Cash Dividend on Common Stock"

99(b) Cleveland-Cliffs Inc ("Company") published a news release on September 9, 2008 captioned, "Cleveland-Cliffs Declares Dividends on Preferred Stock"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

September 11, 2008	By:	Traci L. Forrester

Name: Traci L. Forrester
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.(a)	Cleveland-Cliffs Inc ("Company") published a news release on September 9, 2008 captioned, "Cleveland-Cliffs Declares Regular Cash Dividend on Common Stock"
99.(b)	Cleveland-Cliffs Inc ("Company") published a news release on September 9, 2008 captioned, "Cleveland-Cliffs Declares Dividends on Preferred Stock"